UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2025

WILLIAM PENN BANCORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-40255	85-3898797
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

10 Canal Street, Suite 104, Bristol, Pennsylvania 19007

(Address of principal executive offices) (Zip Code)

(267) 540-8500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	WMPN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01	Completion of Acquisition or Disposition of Assets

On April 30, 2025, Mid Penn Bancorp, Inc. (“Mid Penn”), the holding company for Mid Penn Bank, completed its acquisition of William Penn Bancorporation (“William Penn”), the holding company for William Penn Bank, through the merger of William Penn with and into Mid Penn (the “Merger”). The Merger was completed in accordance with the terms and conditions of the Agreement and Plan of Merger dated October 31, 2024, between Mid Penn and William Penn (the “Merger Agreement).

Pursuant to the terms of the Merger Agreement, at the effective time of the Merger (“Effective Time”), each share of William Penn common stock, par value $0.01 per share (“William Penn Common Stock”), issued and outstanding immediately prior to the Effective Time was converted into the right to receive 0.426 shares of Mid Penn common stock (the “Exchange Ratio”), par value $1.00 (“Mid Penn Common Stock”), with cash paid in lieu of fractional shares.

At the Effective Time, each outstanding William Penn restricted stock award was assumed by Mid Penn and will continue to be subject to the same terms and conditions as applied to the William Penn restricted stock award immediately prior to the Effective Time. Each assumed restricted stock award will be for a number of shares of Mid Penn Common Stock equal to the number of shares of William Penn Common Stock subject to the assumed award immediately prior to the Effective Time, multiplied by the Exchange Ratio and rounded down to the nearest whole share.

At the Effective Time of the Merger, each outstanding William Penn stock option was converted automatically into an option to purchase shares of Mid Penn Common Stock and will continue to be subject to the same terms and conditions as applied to the William Penn stock option immediately prior to the Effective Time. The number of shares of Mid Penn Common Stock subject to each assumed William Penn stock option will be equal to the number of shares of William Penn Common Stock subject to the stock option immediately prior to the Effective Time, multiplied by the Exchange Ratio and rounded down to the nearest whole share. The per share exercise price of each assumed William Penn stock option will be adjusted by dividing the per share exercise price of the stock option by the Exchange Ratio, rounded up to the nearest cent.

In connection with the Merger, the parties have caused William Penn Bank to merge with and into Mid Penn Bank, with Mid Penn Bank as the surviving institution.

The total aggregate consideration payable in the Merger was approximately 3,601,407 shares of Mid Penn Common Stock, plus up to an additional 538,464 shares of Mid Penn Common Stock issuable upon the exercise of former William Penn stock options. The issuance of shares of Mid Penn Common Stock in connection with the Merger was registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a registration statement on Form S-4 (File No. 333-284342) filed by Mid Penn with the Securities and Exchange Commission (the “SEC”) and declared effective on February 7, 2025 (the “Registration Statement”). The joint proxy statement/prospectus included in the Registration Statement contains additional information about the Merger Agreement and the transactions contemplated thereby.

The foregoing summary of the Merger and the Merger Agreement is not complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which was previously filed with the SEC and incorporated herein by reference as Exhibit 2.1 to this Current Report on Form 8-K.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Standard; Transfer of Listing

On April 30, 2025, the NASDAQ was notified that the Merger would be effective as of April 30, 2025, and it was requested that the NASDAQ (1) suspend trading of William Penn Common Stock, (2) withdraw William Penn Common Stock from listing on the NASDAQ following the close of trading on April 30, 2025, and (3) file with the SEC a notification of delisting of William Penn Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As a result, William Penn Common Stock will no longer be listed on the NASDAQ.

In furtherance of the foregoing, Mid Penn, as successor to William Penn, intends to file with the SEC certifications on Form 15 under the Exchange Act requesting the deregistration of William Penn Common Stock under Section 12(g) of the Exchange Act, and the corresponding immediate suspension of William Penn’s reporting obligations under Sections 13 and 15(d) of the Exchange Act as promptly as practicable, and to cease filing any further periodic reports with respect to William Penn as it no longer exists as a separate legal entity as a result of the Merger.

The information set forth under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

Item 3.03	Material Modifications to Rights of Security Holders

As set forth under Item 2.01 of this Current Report on Form 8-K, at the Effective Time, each holder of William Penn Common Stock immediately prior to the Effective Time ceased to have any rights with respect thereto, except the right to receive the consideration as described above and subject to the terms and conditions set forth in the Merger Agreement.

The information set forth under Items 2.01, 3.01, 5.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01	Changes in Control of Registrant

As set forth in Item 2.01 of this Current Report on Form 8-K, pursuant to the Merger Agreement, at the Effective Time, William Penn was merged with and into Mid Penn, with Mid Penn surviving the Merger.

The information set forth under Items 2.01, 3.01, 3.03 and 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As of the Effective Time, and pursuant to the terms of the Merger Agreement, William Penn’s directors and executive officers ceased serving as directors and executive officers of William Penn.

In accordance with the Merger Agreement, Kenneth J. Stephon, former Chairman, President and Chief Executive Officer of William Penn and William Penn Bank, has been appointed to serve as a Class C director of Mid Penn, effective as of the Effective Time, with a term expiring at the 2025 Annual Meeting of Shareholders of Mid Penn (the “Annual Meeting”). In accordance with the Merger Agreement, Mid Penn has agreed to reappoint Mr. Stephon as a Class C director immediately following the 2025 Annual Meeting, with a term expiring in 2028. Mr. Stephon has also been appointed as a director of Mid Penn Bank, effective as of the Effective Time.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

At the Effective Time, the Articles of Incorporation, as amended, of William Penn and the Bylaws of William Penn ceased to be in effect by operation of law and the organizational documents of Mid Penn (as successor to William Penn by operation of law) remained the Articles of Incorporation and the Bylaws of Mid Penn, in each case as in effect as of immediately prior to the Effective Time.

Item 9.01	Financial Statements and Other Exhibits

(d)	Exhibits

Number	Description

2.1	Agreement and Plan of Merger, by and between Mid Penn Bancorp, Inc. and William Penn Bancorporation, dated October 31, 2024 (Incorporated by reference to Exhibit 2.1 to Registrant’s Current Report on Form 8-K filed on November 1, 2024)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

MID PENN BANCORP, INC.,
As successor by merger to William Penn Bancorporation

Date: May 1, 2025	By:	/s/ Rory G. Ritrievi
Rory G. Ritrievi
President and Chief Executive Officer